Quarterly Performance Summary
Truist Financial Corporation
Third Quarter 2021

Financial Highlights
	Quarter Ended			Year-to-Date
	September 30		%	September 30		%
(Dollars in millions, except per share data, shares in thousands)	2021	2020	Change	2021	2020	Change
Summary Income Statement
Interest income - taxable equivalent (1)	$3,454	$3,652	(5.4)%	$10,447	$12,034	(13.2)%
Interest expense	193	261	(26.1)	600	1,477	(59.4)
Net interest income - taxable equivalent	3,261	3,391	(3.8)	9,847	10,557	(6.7)
Less: Taxable-equivalent adjustment	28	29	(3.4)	84	97	(13.4)
Net interest income	3,233	3,362	(3.8)	9,763	10,460	(6.7)
Provision for credit losses	(324)	421	(177.0)	(710)	2,158	(132.9)
Net interest income after provision for credit losses	3,557	2,941	20.9	10,473	8,302	26.2
Noninterest income	2,365	2,210	7.0	6,967	6,594	5.7
Noninterest expense	3,795	3,755	1.1	11,416	11,064	3.2
Income before income taxes	2,127	1,396	52.4	6,024	3,832	57.2
Provision for income taxes	423	255	65.9	1,189	670	77.5
Net income	1,704	1,141	49.3	4,835	3,162	52.9
Noncontrolling interests	—	3	(100.0)	(3)	9	(133.3)
Net income available to the bank holding company	1,704	1,138	49.7	4,838	3,153	53.4
Preferred stock dividends and other	88	70	25.7	329	197	67.0
Net income available to common shareholders	1,616	1,068	51.3	4,509	2,956	52.5
Per Common Share Data
Earnings per share-basic	$1.21	$0.79	53.2%	$3.37	$2.20	53.2%
Earnings per share-diluted	1.20	0.79	51.9	3.34	2.18	53.2
Earnings per share-adjusted diluted (2)	1.42	0.97	46.4	4.15	2.62	58.4
Cash dividends declared	0.48	0.45	6.7	1.38	1.35	2.2
Common shareholders' equity	46.62	45.86	1.7	46.62	45.86	1.7
Tangible common shareholders' equity (2)	26.34	26.63	(1.1)	26.34	26.63	(1.1)
End of period shares outstanding	1,334,892	1,348,118	(1.0)	1,334,892	1,348,118	(1.0)
Weighted average shares outstanding-basic	1,334,825	1,347,916	(1.0)	1,339,558	1,346,605	(0.5)
Weighted average shares outstanding-diluted	1,346,854	1,358,122	(0.8)	1,351,712	1,357,174	(0.4)
Performance Ratios
Return on average assets	1.28%	0.91%		1.25%	0.85%
Return on average risk-weighted assets (current period is preliminary)	1.77	1.19		1.70	1.10
Return on average common shareholders' equity	10.2	6.9		9.7	6.5
Return on average tangible common shareholders' equity (2)	19.3	13.3		18.2	12.8
Net interest margin - taxable equivalent	2.81	3.10		2.90	3.26
Fee income ratio	42.2	39.7		41.6	38.7
Efficiency ratio-GAAP	67.8	67.4		68.2	64.9
Efficiency ratio-adjusted (2)	57.9	57.3		57.0	55.9
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.23%	0.26%		0.23%	0.26%
Loans and leases plus foreclosed property	0.40	0.39		0.40	0.39
Net charge-offs as a percentage of average loans and leases	0.19	0.42		0.24	0.39
Allowance for loan and lease losses as a percentage of LHFI	1.65	1.91		1.65	1.91
Ratio of allowance for loan and lease losses to nonperforming LHFI	4.35x	5.22x		4.35x	5.22x
Average Balances
Assets	$526,685	$500,826	5.2%	$518,163	$497,710	4.1%
Securities available for sale (3)	146,272	79,828	83.2	134,810	76,906	75.3
Loans and leases	290,338	315,691	(8.0)	294,248	316,621	(7.1)
Deposits	402,728	372,211	8.2	394,128	359,273	9.7
Common shareholders' equity	62,680	61,804	1.4	62,215	61,173	1.7
Total shareholders' equity	69,353	69,634	(0.4)	69,353	67,311	3.0
Period-End Balances
Assets	$529,884	$499,183	6.2%	$529,884	$499,183	6.2%
Securities available for sale (3)	151,038	86,132	75.4	151,038	86,132	75.4
Loans and leases	290,655	312,149	(6.9)	290,655	312,149	(6.9)
Deposits	405,857	370,747	9.5	405,857	370,747	9.5
Common shareholders' equity	62,227	61,819	0.7	62,227	61,819	0.7
Total shareholders' equity	68,900	69,973	(1.5)	68,900	69,973	(1.5)
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	10.1%	10.0%		10.1%	10.0%
Tier 1	11.9	12.2		11.9	12.2
Total	13.9	14.6		13.9	14.6
Leverage	9.0	9.6		9.0	9.6
Supplementary leverage	7.8	8.9		7.8	8.9
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Average balances reflect AFS securities at amortized cost. Period-end balances reflect AFS securities at fair value.
Truist Financial Corporation 1

Financial Highlights - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2021	2020	2020
Summary Income Statement
Interest income - taxable equivalent (1)	$3,454	$3,471	$3,522	$3,639	$3,652
Interest expense	193	198	209	245	261
Net interest income - taxable equivalent	3,261	3,273	3,313	3,394	3,391
Less: Taxable-equivalent adjustment	28	28	28	28	29
Net interest income	3,233	3,245	3,285	3,366	3,362
Provision for credit losses	(324)	(434)	48	177	421
Net interest income after provision for credit losses	3,557	3,679	3,237	3,189	2,941
Noninterest income	2,365	2,405	2,197	2,285	2,210
Noninterest expense	3,795	4,011	3,610	3,833	3,755
Income before income taxes	2,127	2,073	1,824	1,641	1,396
Provision for income taxes	423	415	351	311	255
Net income	1,704	1,658	1,473	1,330	1,141
Noncontrolling interests	—	1	(4)	1	3
Net income available to the bank holding company	1,704	1,657	1,477	1,329	1,138
Preferred stock dividends and other	88	98	143	101	70
Net income available to common shareholders	1,616	1,559	1,334	1,228	1,068
Per Common Share Data
Earnings per share-basic	$1.21	$1.16	$0.99	$0.91	$0.79
Earnings per share-diluted	1.20	1.16	0.98	0.90	0.79
Earnings per share-adjusted diluted (2)	1.42	1.55	1.18	1.18	0.97
Cash dividends declared	0.48	0.45	0.45	0.45	0.45
Common shareholders' equity	46.62	46.20	45.17	46.52	45.86
Tangible common shareholders' equity (2)	26.34	26.50	25.53	26.78	26.63
End of period shares outstanding	1,334,892	1,334,770	1,344,845	1,348,961	1,348,118
Weighted average shares outstanding-basic	1,334,825	1,338,302	1,345,666	1,348,493	1,347,916
Weighted average shares outstanding-diluted	1,346,854	1,349,492	1,358,932	1,361,763	1,358,122
Performance Ratios
Return on average assets	1.28%	1.28%	1.17%	1.05%	0.91%
Return on average risk-weighted assets (current quarter is preliminary)	1.77	1.76	1.58	1.40	1.19
Return on average common shareholders' equity	10.2	10.1	8.7	7.9	6.9
Return on average tangible common shareholders' equity (2)	19.3	18.9	16.4	15.0	13.3
Net interest margin - taxable equivalent	2.81	2.88	3.01	3.08	3.10
Fee income ratio	42.2	42.6	40.1	40.4	39.7
Efficiency ratio-GAAP	67.8	71.0	65.8	67.8	67.4
Efficiency ratio-adjusted (2)	57.9	56.1	56.9	55.9	57.3
Credit Quality
Nonperforming assets as a percentage of:
Assets, including LHFS	0.23%	0.23%	0.25%	0.27%	0.26%
Loans and leases plus foreclosed property	0.40	0.39	0.42	0.46	0.39
Net charge-offs as a percentage of average loans and leases	0.19	0.20	0.33	0.27	0.42
Allowance for loan and lease losses as a percentage of LHFI	1.65	1.79	1.94	1.95	1.91
Ratio of allowance for loan and lease losses to nonperforming LHFI	4.35x	4.83x	4.84x	4.39x	5.22x
Average Balances
Assets	$526,685	$518,774	$508,833	$503,181	$500,826
Securities available for sale (3)	146,272	135,647	122,246	102,053	79,828
Loans and leases	290,338	292,965	299,541	308,188	315,691
Deposits	402,728	396,255	383,185	375,266	372,211
Common shareholders' equity	62,680	61,709	62,252	61,991	61,804
Total shareholders' equity	69,353	68,665	70,047	70,145	69,634
Period-End Balances
Assets	$529,884	$521,964	$517,537	$509,228	$499,183
Securities available for sale (3)	151,038	139,879	123,807	120,788	86,132
Loans and leases	290,655	289,494	297,179	305,793	312,149
Deposits	405,857	398,279	395,562	381,077	370,747
Common shareholders' equity	62,227	61,663	60,752	62,759	61,819
Total shareholders' equity	68,900	68,336	67,876	70,912	69,973
Capital Ratios (current quarter is preliminary)
Common equity Tier 1	10.1%	10.2%	10.1%	10.0%	10.0%
Tier 1	11.9	12.0	12.0	12.1	12.2
Total	13.9	14.2	14.3	14.5	14.6
Leverage	9.0	9.1	9.4	9.6	9.6
Supplementary leverage	7.8	7.9	8.3	8.7	8.9
Applicable ratios are annualized.
(1) Interest income includes certain fees, deferred costs, fair value mark accretion, and dividends.
(2) Represents a non-GAAP measure. See the calculations and management's reasons for using these measures in the Non-GAAP Reconciliations and Preliminary Capital Information - Five Quarter Trend sections of this supplement.
(3) Average balances reflect AFS securities at amortized cost. Period-end balances reflect AFS securities at fair value.

2 Truist Financial Corporation

Consolidated Statements of Income
	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
(Dollars in millions, except per share data, shares in thousands)	2021	2020	$	%	2021	2020	$	%
Interest Income
Interest and fees on loans and leases	$2,825	$3,174	$(349)	(11.0)%	$8,728	$10,327	$(1,599)	(15.5)%
Interest on securities	548	393	155	39.4	1,488	1,331	157	11.8
Interest on other earning assets	53	56	(3)	(5.4)	147	279	(132)	(47.3)
Total interest income	3,426	3,623	(197)	(5.4)	10,363	11,937	(1,574)	(13.2)
Interest Expense
Interest on deposits	33	96	(63)	(65.6)	116	718	(602)	(83.8)
Interest on long-term debt	151	152	(1)	(0.7)	446	635	(189)	(29.8)
Interest on other borrowings	9	13	(4)	(30.8)	38	124	(86)	(69.4)
Total interest expense	193	261	(68)	(26.1)	600	1,477	(877)	(59.4)
Net Interest Income	3,233	3,362	(129)	(3.8)	9,763	10,460	(697)	(6.7)
Provision for credit losses	(324)	421	(745)	(177.0)	(710)	2,158	(2,868)	(132.9)
Net Interest Income After Provision for Credit Losses	3,557	2,941	616	20.9	10,473	8,302	2,171	26.2
Noninterest Income
Insurance income	645	518	127	24.5	1,961	1,648	313	19.0
Wealth management income	356	324	32	9.9	1,042	945	97	10.3
Service charges on deposits	276	247	29	11.7	787	754	33	4.4
Residential mortgage income	179	221	(42)	(19.0)	396	807	(411)	(50.9)
Investment banking and trading income	301	244	57	23.4	958	636	322	50.6
Card and payment related fees	225	200	25	12.5	650	558	92	16.5
Lending related fees	74	77	(3)	(3.9)	268	210	58	27.6
Operating lease income	57	72	(15)	(20.8)	191	232	(41)	(17.7)
Commercial real estate related income	78	55	23	41.8	259	148	111	75.0
Income from bank-owned life insurance	43	46	(3)	(6.5)	139	135	4	3.0
Securities gains (losses)	—	104	(104)	NM	—	402	(402)	NM
Other income	131	102	29	28.4	316	119	197	165.5
Total noninterest income	2,365	2,210	155	7.0	6,967	6,594	373	5.7
Noninterest Expense
Personnel expense	2,187	2,058	129	6.3	6,536	6,038	498	8.2
Professional fees and outside processing	372	323	49	15.2	1,063	859	204	23.7
Net occupancy expense	187	233	(46)	(19.7)	578	697	(119)	(17.1)
Software expense	251	221	30	13.6	707	647	60	9.3
Amortization of intangibles	145	170	(25)	(14.7)	431	513	(82)	(16.0)
Equipment expense	154	127	27	21.3	389	363	26	7.2
Marketing and customer development	94	75	19	25.3	226	215	11	5.1
Operating lease depreciation	47	56	(9)	(16.1)	144	204	(60)	(29.4)
Loan-related expense	52	59	(7)	(11.9)	161	177	(16)	(9.0)
Regulatory costs	43	34	9	26.5	99	93	6	6.5
Merger-related and restructuring charges	172	236	(64)	(27.1)	610	552	58	10.5
Loss (gain) on early extinguishment of debt	—	—	—	—	(3)	235	(238)	(101.3)
Other expense	91	163	(72)	(44.2)	475	471	4	0.8
Total noninterest expense	3,795	3,755	40	1.1	11,416	11,064	352	3.2
Earnings
Income before income taxes	2,127	1,396	731	52.4	6,024	3,832	2,192	57.2
Provision for income taxes	423	255	168	65.9	1,189	670	519	77.5
Net income	1,704	1,141	563	49.3	4,835	3,162	1,673	52.9
Noncontrolling interests	—	3	(3)	(100.0)	(3)	9	(12)	(133.3)
Net income available to the bank holding company	1,704	1,138	566	49.7	4,838	3,153	1,685	53.4
Preferred stock dividends and other	88	70	18	25.7	329	197	132	67.0
Net income available to common shareholders	$1,616	$1,068	$548	51.3%	$4,509	$2,956	$1,553	52.5%
Earnings Per Common Share
Basic	$1.21	$0.79	$0.42	53.2%	$3.37	$2.20	$1.17	53.2%
Diluted	1.20	0.79	0.41	51.9	3.34	2.18	1.16	53.2
Weighted Average Shares Outstanding
Basic	1,334,825	1,347,916	(13,091)	(1.0)	1,339,558	1,346,605	(7,047)	(0.5)
Diluted	1,346,854	1,358,122	(11,268)	(0.8)	1,351,712	1,357,174	(5,462)	(0.4)
NM - not meaningful

Truist Financial Corporation 3

Consolidated Statements of Income - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2021	2020	2020
Interest Income
Interest and fees on loans and leases	$2,825	$2,901	$3,002	$3,158	$3,174
Interest on securities	548	497	443	408	393
Interest on other earning assets	53	45	49	45	56
Total interest income	3,426	3,443	3,494	3,611	3,623
Interest Expense
Interest on deposits	33	36	47	67	96
Interest on long-term debt	151	147	148	165	152
Interest on other borrowings	9	15	14	13	13
Total interest expense	193	198	209	245	261
Net Interest Income	3,233	3,245	3,285	3,366	3,362
Provision for credit losses	(324)	(434)	48	177	421
Net Interest Income After Provision for Credit Losses	3,557	3,679	3,237	3,189	2,941
Noninterest Income
Insurance income	645	690	626	545	518
Wealth management income	356	345	341	332	324
Service charges on deposits	276	253	258	266	247
Residential mortgage income	179	117	100	193	221
Investment banking and trading income	301	317	340	308	244
Card and payment related fees	225	225	200	203	200
Lending related fees	74	94	100	105	77
Operating lease income	57	66	68	77	72
Commercial real estate related income	78	138	43	123	55
Income from bank-owned life insurance	43	46	50	44	46
Securities gains (losses)	—	—	—	—	104
Other income	131	114	71	89	102
Total noninterest income	2,365	2,405	2,197	2,285	2,210
Noninterest Expense
Personnel expense	2,187	2,207	2,142	2,108	2,058
Professional fees and outside processing	372	341	350	393	323
Net occupancy expense	187	182	209	207	233
Software expense	251	246	210	215	221
Amortization of intangibles	145	142	144	172	170
Equipment expense	154	122	113	121	127
Marketing and customer development	94	66	66	58	75
Operating lease depreciation	47	47	50	54	56
Loan-related expense	52	55	54	65	59
Regulatory costs	43	31	25	32	34
Merger-related and restructuring charges	172	297	141	308	236
Loss (gain) on early extinguishment of debt	—	—	(3)	—	—
Other expense	91	275	109	100	163
Total noninterest expense	3,795	4,011	3,610	3,833	3,755
Earnings
Income before income taxes	2,127	2,073	1,824	1,641	1,396
Provision for income taxes	423	415	351	311	255
Net income	1,704	1,658	1,473	1,330	1,141
Noncontrolling interests	—	1	(4)	1	3
Net income available to the bank holding company	1,704	1,657	1,477	1,329	1,138
Preferred stock dividends and other	88	98	143	101	70
Net income available to common shareholders	$1,616	$1,559	$1,334	$1,228	$1,068
Earnings Per Common Share
Basic	$1.21	$1.16	$0.99	$0.91	$0.79
Diluted	1.20	1.16	0.98	0.90	0.79
Weighted Average Shares Outstanding
Basic	1,334,825	1,338,302	1,345,666	1,348,493	1,347,916
Diluted	1,346,854	1,349,492	1,358,932	1,361,763	1,358,122

4 Truist Financial Corporation

Segment Financial Performance - Preliminary
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2021	2021	2021	2020	2020
Consumer Banking and Wealth
Net interest income (expense)	$1,667	$1,689	$1,754	$1,819	$1,858
Net intersegment interest income (expense)	369	420	373	370	333
Segment net interest income	2,036	2,109	2,127	2,189	2,191
Allocated provision for credit losses	(5)	(4)	100	116	181
Noninterest income	1,032	925	920	997	997
Noninterest expense	1,933	1,931	1,916	1,956	1,937
Income (loss) before income taxes	1,140	1,107	1,031	1,114	1,070
Provision (benefit) for income taxes	268	259	241	263	252
Segment net income (loss)	$872	$848	$790	$851	$818

Corporate and Commercial Banking
Net interest income (expense)	$1,124	$1,181	$1,206	$1,270	$1,234
Net intersegment interest income (expense)	49	46	20	25	49
Segment net interest income	1,173	1,227	1,226	1,295	1,283
Allocated provision for credit losses	(264)	(399)	(35)	60	311
Noninterest income	753	808	693	788	608
Noninterest expense	820	842	775	835	845
Income (loss) before income taxes	1,370	1,592	1,179	1,188	735
Provision (benefit) for income taxes	295	349	252	261	149
Segment net income (loss)	$1,075	$1,243	$927	$927	$586

Insurance Holdings
Net interest income (expense)	$27	$25	$24	$26	$31
Net intersegment interest income (expense)	(2)	(4)	(4)	(4)	(7)
Segment net interest income	25	21	20	22	24
Allocated provision for credit losses	1	(1)	1	2	—
Noninterest income	652	698	633	562	524
Noninterest expense	537	515	479	451	446
Income (loss) before income taxes	139	205	173	131	102
Provision (benefit) for income taxes	34	49	42	32	25
Segment net income (loss)	$105	$156	$131	$99	$77

Other, Treasury & Corporate (1)
Net interest income (expense)	$415	$350	$301	$251	$239
Net intersegment interest income (expense)	(416)	(462)	(389)	(391)	(375)
Segment net interest income	(1)	(112)	(88)	(140)	(136)
Allocated provision for credit losses	(56)	(30)	(18)	(1)	(71)
Noninterest income	(72)	(26)	(49)	(62)	81
Noninterest expense	505	723	440	591	527
Income (loss) before income taxes	(522)	(831)	(559)	(792)	(511)
Provision (benefit) for income taxes	(174)	(242)	(184)	(245)	(171)
Segment net income (loss)	$(348)	$(589)	$(375)	$(547)	$(340)

Total Truist Financial Corporation
Net interest income (expense)	$3,233	$3,245	$3,285	$3,366	$3,362
Net intersegment interest income (expense)	—	—	—	—	—
Segment net interest income	3,233	3,245	3,285	3,366	3,362
Allocated provision for credit losses	(324)	(434)	48	177	421
Noninterest income	2,365	2,405	2,197	2,285	2,210
Noninterest expense	3,795	4,011	3,610	3,833	3,755
Income (loss) before income taxes	2,127	2,073	1,824	1,641	1,396
Provision (benefit) for income taxes	423	415	351	311	255
Net income	$1,704	$1,658	$1,473	$1,330	$1,141
(1) Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.

Truist Financial Corporation 5

Consolidated Ending Balance Sheets - Five Quarter Trend
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2021	2021	2021	2020	2020
Assets
Cash and due from banks	$4,656	$5,077	$5,097	$5,029	$4,194
Interest-bearing deposits with banks	15,171	21,480	27,035	13,839	32,914
Securities borrowed or purchased under resale agreements	1,919	1,242	1,349	1,745	1,300
Trading assets at fair value	6,972	5,945	5,094	3,872	4,670
Securities available for sale at fair value	151,038	139,879	123,807	120,788	86,132
Loans and leases:
Commercial:
Commercial and industrial	128,992	130,924	135,432	138,354	140,874
CRE	24,309	25,399	25,899	26,595	27,474
Commercial construction	5,689	6,160	6,559	6,491	6,772
Lease financing	4,799	4,957	4,883	5,240	5,493
Consumer:
Residential mortgage	46,691	44,036	44,298	47,272	50,379
Residential home equity and direct	25,222	25,334	25,333	26,064	26,558
Indirect auto	26,923	26,696	26,438	26,150	25,269
Indirect other	11,155	11,039	10,631	11,177	11,527
Student	7,059	7,341	7,478	7,552	7,480
Credit card	4,683	4,599	4,560	4,839	4,801
Total loans and leases held for investment	285,522	286,485	291,511	299,734	306,627
Loans held for sale	5,133	3,009	5,668	6,059	5,522
Total loans and leases	290,655	289,494	297,179	305,793	312,149
Allowance for loan and lease losses	(4,702)	(5,121)	(5,662)	(5,835)	(5,863)
Premises and equipment	3,719	3,699	3,787	3,870	3,968
Goodwill	24,891	24,374	24,356	24,447	23,869
Core deposit and other intangible assets	2,930	2,665	2,825	2,984	2,840
Mortgage servicing rights	2,584	2,231	2,365	2,023	1,991
Other assets	30,051	30,999	30,305	30,673	31,019
Total assets	$529,884	$521,964	$517,537	$509,228	$499,183
Liabilities
Deposits:
Noninterest-bearing deposits	$143,595	$138,623	$136,555	$127,629	$124,297
Interest checking	108,954	107,993	107,082	105,269	98,694
Money market and savings	136,633	134,118	132,733	126,238	121,856
Time deposits	16,675	17,545	19,192	21,941	25,900
Total deposits	405,857	398,279	395,562	381,077	370,747
Short-term borrowings	5,226	5,652	5,889	6,092	6,244
Long-term debt	37,837	37,969	37,753	39,597	41,008
Other liabilities	12,064	11,728	10,457	11,550	11,211
Total liabilities	460,984	453,628	449,661	438,316	429,210
Shareholders' Equity:
Preferred stock	6,673	6,673	7,124	8,048	8,048
Common stock	6,674	6,674	6,724	6,745	6,741
Additional paid-in capital	34,977	34,898	35,360	35,843	35,774
Retained earnings	22,114	21,139	20,184	19,455	18,834
Accumulated other comprehensive loss	(1,538)	(1,048)	(1,516)	716	470
Noncontrolling interests	—	—	—	105	106
Total shareholders' equity	68,900	68,336	67,876	70,912	69,973
Total liabilities and shareholders' equity	$529,884	$521,964	$517,537	$509,228	$499,183

6 Truist Financial Corporation

Average Balance Sheets
	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
(Dollars in millions)	2021	2020	$	%	2021	2020	$	%
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$9,699	$2,218	$7,481	NM	$6,872	$2,243	$4,629	NM
U.S. government-sponsored entities (GSE)	1,830	1,842	(12)	(0.7)	1,837	1,847	(10)	(0.5)
Mortgage-backed securities issued by GSE	132,890	75,232	57,658	76.6	125,157	72,152	53,005	73.5
States and political subdivisions	425	499	(74)	(14.8)	435	512	(77)	(15.0)
Non-agency mortgage-backed	1,398	—	1,398	NM	477	115	362	NM
Other	30	37	(7)	(18.9)	32	37	(5)	(13.5)
Total securities	146,272	79,828	66,444	83.2	134,810	76,906	57,904	75.3
Loans and leases:
Commercial:
Commercial and industrial	130,025	143,452	(13,427)	(9.4)	133,218	142,731	(9,513)	(6.7)
CRE	24,849	27,761	(2,912)	(10.5)	25,563	27,538	(1,975)	(7.2)
Commercial construction	5,969	6,861	(892)	(13.0)	6,293	6,673	(380)	(5.7)
Lease financing	4,917	5,626	(709)	(12.6)	4,928	5,872	(944)	(16.1)
Consumer:
Residential mortgage	45,369	51,500	(6,131)	(11.9)	44,931	52,288	(7,357)	(14.1)
Residential home equity and direct	25,242	26,726	(1,484)	(5.6)	25,378	27,161	(1,783)	(6.6)
Indirect auto	26,830	24,732	2,098	8.5	26,547	24,809	1,738	7.0
Indirect other	11,112	11,530	(418)	(3.6)	10,920	11,255	(335)	(3.0)
Student	7,214	7,446	(232)	(3.1)	7,375	7,622	(247)	(3.2)
Credit card	4,632	4,810	(178)	(3.7)	4,610	5,097	(487)	(9.6)
Total loans and leases held for investment	286,159	310,444	(24,285)	(7.8)	289,763	311,046	(21,283)	(6.8)
Loans held for sale	4,179	5,247	(1,068)	(20.4)	4,485	5,575	(1,090)	(19.6)
Total loans and leases	290,338	315,691	(25,353)	(8.0)	294,248	316,621	(22,373)	(7.1)
Interest earning trading assets	5,809	4,056	1,753	43.2	5,208	4,695	513	10.9
Other earning assets	19,331	35,819	(16,488)	(46.0)	19,453	33,708	(14,255)	(42.3)
Total earning assets	461,750	435,394	26,356	6.1	453,719	431,930	21,789	5.0
Nonearning assets	64,935	65,432	(497)	(0.8)	64,444	65,780	(1,336)	(2.0)
Total assets	$526,685	$500,826	$25,859	5.2%	$518,163	$497,710	$20,453	4.1%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$141,738	$123,966	$17,772	14.3%	$136,118	$110,375	$25,743	23.3%
Interest checking	107,802	96,707	11,095	11.5	106,234	93,205	13,029	14.0
Money market and savings	136,094	123,598	12,496	10.1	133,167	123,536	9,631	7.8
Time deposits	17,094	27,940	(10,846)	(38.8)	18,609	32,157	(13,548)	(42.1)
Total deposits	402,728	372,211	30,517	8.2	394,128	359,273	34,855	9.7
Short-term borrowings	5,360	6,209	(849)	(13.7)	6,081	11,350	(5,269)	(46.4)
Long-term debt	37,329	40,919	(3,590)	(8.8)	37,339	47,643	(10,304)	(21.6)
Other liabilities	11,915	11,853	62	0.5	11,262	12,133	(871)	(7.2)
Total liabilities	457,332	431,192	26,140	6.1	448,810	430,399	18,411	4.3
Shareholders' equity	69,353	69,634	(281)	(0.4)	69,353	67,311	2,042	3.0
Total liabilities and shareholders' equity	$526,685	$500,826	$25,859	5.2%	$518,163	$497,710	$20,453	4.1%
Average balances exclude basis adjustments for fair value hedges.
NM - not meaningful

Truist Financial Corporation 7

Average Balance Sheets - Five Quarter Trend
	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2021	2021	2021	2020	2020
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$9,699	$9,070	$1,759	$2,049	$2,218
U.S. government-sponsored entities (GSE)	1,830	1,840	1,839	1,841	1,842
Mortgage-backed securities issued by GSE	132,890	124,251	118,171	97,660	75,232
States and political subdivisions	425	437	444	469	499
Non-agency mortgage-backed	1,398	17	—	—	—
Other	30	32	33	34	37
Total securities	146,272	135,647	122,246	102,053	79,828
Loans and leases:
Commercial:
Commercial and industrial	130,025	133,646	136,051	139,223	143,452
CRE	24,849	25,645	26,211	27,030	27,761
Commercial construction	5,969	6,359	6,557	6,616	6,861
Lease financing	4,917	4,893	4,975	5,401	5,626
Consumer:
Residential mortgage	45,369	43,605	45,823	48,847	51,500
Residential home equity and direct	25,242	25,238	25,658	26,327	26,726
Indirect auto	26,830	26,444	26,363	25,788	24,732
Indirect other	11,112	10,797	10,848	11,291	11,530
Student	7,214	7,396	7,519	7,519	7,446
Credit card	4,632	4,552	4,645	4,818	4,810
Total loans and leases held for investment	286,159	288,575	294,650	302,860	310,444
Loans held for sale	4,179	4,390	4,891	5,328	5,247
Total loans and leases	290,338	292,965	299,541	308,188	315,691
Interest earning trading assets	5,809	5,061	4,742	4,538	4,056
Other earning assets	19,331	21,592	17,417	23,887	35,819
Total earning assets	461,750	455,265	443,946	438,666	435,394
Nonearning assets	64,935	63,509	64,887	64,515	65,432
Total assets	$526,685	$518,774	$508,833	$503,181	$500,826
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$141,738	$137,892	$128,579	$127,103	$123,966
Interest checking	107,802	106,121	104,744	99,866	96,707
Money market and savings	136,094	134,029	129,303	124,692	123,598
Time deposits	17,094	18,213	20,559	23,605	27,940
Total deposits	402,728	396,255	383,185	375,266	372,211
Short-term borrowings	5,360	6,168	6,731	6,493	6,209
Long-term debt	37,329	36,873	37,820	40,284	40,919
Other liabilities	11,915	10,813	11,050	10,993	11,853
Total liabilities	457,332	450,109	438,786	433,036	431,192
Shareholders' equity	69,353	68,665	70,047	70,145	69,634
Total liabilities and shareholders' equity	$526,685	$518,774	$508,833	$503,181	$500,826
Average balances exclude basis adjustments for fair value hedges.

8 Truist Financial Corporation

Average Balances and Rates - Quarters
	Quarter Ended
	September 30, 2021			June 30, 2021
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$9,699	$18	0.72%	$9,070	$16	0.73%
U.S. government-sponsored entities (GSE)	1,830	10	2.31	1,840	11	2.33
Mortgage-backed securities issued by GSE	132,890	509	1.53	124,251	466	1.50
States and political subdivisions	425	4	3.52	437	4	3.55
Non-agency mortgage-backed	1,398	8	2.20	17	—	2.46
Other	30	—	1.90	32	—	1.88
Total securities	146,272	549	1.50	135,647	497	1.47
Loans and leases:
Commercial:
Commercial and industrial	130,025	981	3.00	133,646	1,024	3.07
CRE	24,849	181	2.86	25,645	183	2.84
Commercial construction	5,969	42	2.96	6,359	45	2.95
Lease financing	4,917	42	3.39	4,893	48	3.91
Consumer:
Residential mortgage	45,369	450	3.96	43,605	474	4.35
Residential home equity and direct	25,242	360	5.67	25,238	361	5.74
Indirect auto	26,830	405	5.99	26,444	409	6.20
Indirect other	11,112	183	6.54	10,797	185	6.86
Student	7,214	74	4.02	7,396	72	3.90
Credit card	4,632	105	9.01	4,552	99	8.73
Total loans and leases held for investment	286,159	2,823	3.92	288,575	2,900	4.03
Loans held for sale	4,179	28	2.69	4,390	28	2.57
Total loans and leases	290,338	2,851	3.90	292,965	2,928	4.01
Interest earning trading assets	5,809	41	2.81	5,061	37	2.82
Other earning assets	19,331	13	0.25	21,592	9	0.19
Total earning assets	461,750	3,454	2.98	455,265	3,471	3.06
Nonearning assets	64,935			63,509
Total assets	$526,685			$518,774
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$107,802	14	0.05	$106,121	15	0.06
Money market and savings	136,094	9	0.03	134,029	8	0.03
Time deposits	17,094	10	0.23	18,213	13	0.28
Total interest-bearing deposits (3)	260,990	33	0.05	258,363	36	0.06
Short-term borrowings	5,360	9	0.68	6,168	15	0.98
Long-term debt	37,329	151	1.61	36,873	147	1.60
Total interest-bearing liabilities	303,679	193	0.25	301,404	198	0.26
Noninterest-bearing deposits (3)	141,738			137,892
Other liabilities	11,915			10,813
Shareholders' equity	69,353			68,665
Total liabilities and shareholders' equity	$526,685			$518,774
Average interest-rate spread			2.73			2.80

Net interest income/ net interest margin - taxable equivalent		$3,261	2.81%		$3,273	2.88%
Taxable-equivalent adjustment		$28			$28
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Total deposit costs were 0.03% and 0.04% for the three months ended September 30, 2021 and June 30, 2021, respectively.

Truist Financial Corporation 9

Average Balances and Rates - Quarters
	Quarter Ended
	March 31, 2021			December 31, 2020			September 30, 2020
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$1,759	$4	0.89%	$2,049	$9	1.62%	$2,218	$10	1.78%
U.S. government-sponsored entities (GSE)	1,839	11	2.33	1,841	11	2.33	1,842	10	2.33
Mortgage-backed securities issued by GSE	118,171	426	1.44	97,660	385	1.58	75,232	366	1.95
States and political subdivisions	444	4	3.52	469	3	3.52	499	7	5.03
Other	33	—	1.92	34	—	1.98	37	1	1.99
Total securities	122,246	445	1.45	102,053	408	1.60	79,828	394	1.97
Loans and leases:
Commercial:
Commercial and industrial	136,051	1,040	3.10	139,223	1,091	3.12	143,452	1,087	3.02
CRE	26,211	189	2.90	27,030	197	2.88	27,761	203	2.88
Commercial construction	6,557	48	3.04	6,616	51	3.13	6,861	55	3.26
Lease financing	4,975	53	4.28	5,401	65	4.82	5,626	52	3.71
Consumer:
Residential mortgage	45,823	507	4.42	48,847	542	4.44	51,500	576	4.47
Residential home equity and direct	25,658	368	5.81	26,327	388	5.86	26,726	394	5.86
Indirect auto	26,363	426	6.56	25,788	416	6.41	24,732	405	6.51
Indirect other	10,848	187	6.98	11,291	195	6.87	11,530	204	7.05
Student	7,519	73	3.96	7,519	80	4.23	7,446	80	4.30
Credit card	4,645	106	9.24	4,818	114	9.35	4,810	109	9.03
Total loans and leases held for investment	294,650	2,997	4.11	302,860	3,139	4.13	310,444	3,165	4.06
Loans held for sale	4,891	32	2.59	5,328	47	3.54	5,247	37	2.78
Total loans and leases	299,541	3,029	4.09	308,188	3,186	4.12	315,691	3,202	4.04
Interest earning trading assets	4,742	32	2.79	4,538	33	2.89	4,056	32	3.23
Other earning assets	17,417	16	0.37	23,887	12	0.20	35,819	24	0.26
Total earning assets	443,946	3,522	3.20	438,666	3,639	3.31	435,394	3,652	3.34
Nonearning assets	64,887			64,515			65,432
Total assets	$508,833			$503,181			$500,826
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$104,744	15	0.06	$99,866	17	0.07	$96,707	15	0.06
Money market and savings	129,303	10	0.03	124,692	10	0.03	123,598	19	0.06
Time deposits	20,559	22	0.44	23,605	40	0.66	27,940	62	0.89
Total interest-bearing deposits (3)	254,606	47	0.07	248,163	67	0.11	248,245	96	0.15
Short-term borrowings	6,731	14	0.82	6,493	13	0.77	6,209	13	0.85
Long-term debt	37,820	148	1.57	40,284	165	1.64	40,919	152	1.48
Total interest-bearing liabilities	299,157	209	0.28	294,940	245	0.33	295,373	261	0.35
Noninterest-bearing deposits (3)	128,579			127,103			123,966
Other liabilities	11,050			10,993			11,853
Shareholders' equity	70,047			70,145			69,634
Total liabilities and shareholders' equity	$508,833			$503,181			$500,826
Average interest-rate spread			2.92			2.98			2.99

Net interest income/ net interest margin - taxable equivalent		$3,313	3.01%		$3,394	3.08%		$3,391	3.10%
Taxable-equivalent adjustment		$28			$28			$29
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Total deposit costs were 0.05%, 0.07%, and 0.10% for the three months ended March 31, 2021, December 31, 2020, and September 30, 2020, respectively.

10 Truist Financial Corporation

Average Balances and Rates - Year-To-Date
	Year-to-Date
	September 30, 2021			September 30, 2020
	(1)	(2) Interest	(2)	(1)	(2) Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
(Dollars in millions)	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities available for sale at amortized cost:
U.S. Treasury	$6,872	$38	0.74%	$2,243	$31	1.86%
U.S. government-sponsored entities (GSE)	1,837	32	2.32	1,847	32	2.33
Mortgage-backed securities issued by GSE	125,157	1,401	1.49	72,152	1,240	2.29
States and political subdivisions	435	12	3.53	512	16	4.04
Non-agency mortgage-backed	477	8	2.18	115	15	16.78
Other	32	—	1.90	37	1	2.44
Total securities	134,810	1,491	1.48	76,906	1,335	2.31
Loans and leases:
Commercial:
Commercial and industrial	133,218	3,045	3.06	142,731	3,710	3.47
CRE	25,563	553	2.86	27,538	717	3.46
Commercial construction	6,293	135	2.98	6,673	192	3.92
Lease financing	4,928	143	3.86	5,872	187	4.24
Consumer:
Residential mortgage	44,931	1,431	4.25	52,288	1,778	4.53
Residential home equity and direct	25,378	1,089	5.74	27,161	1,237	6.08
Indirect auto	26,547	1,240	6.25	24,809	1,240	6.68
Indirect other	10,920	555	6.79	11,255	606	7.19
Student	7,375	219	3.96	7,622	271	4.75
Credit card	4,610	310	8.99	5,097	356	9.34
Total loans and leases held for investment	289,763	8,720	4.02	311,046	10,294	4.42
Loans held for sale	4,485	88	2.61	5,575	126	3.00
Total loans and leases	294,248	8,808	4.00	316,621	10,420	4.39
Interest earning trading assets	5,208	110	2.80	4,695	135	3.85
Other earning assets	19,453	38	0.26	33,708	144	0.57
Total earning assets	453,719	10,447	3.08	431,930	12,034	3.72
Nonearning assets	64,444			65,780
Total assets	$518,163			$497,710
Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$106,234	44	0.06	$93,205	199	0.28
Money market and savings	133,167	27	0.03	123,536	254	0.27
Time deposits	18,609	45	0.32	32,157	265	1.10
Total interest-bearing deposits (3)	258,010	116	0.06	248,898	718	0.39
Short-term borrowings	6,081	38	0.84	11,350	124	1.46
Long-term debt	37,339	446	1.59	47,643	635	1.78
Total interest-bearing liabilities	301,430	600	0.27	307,891	1,477	0.64
Noninterest-bearing deposits (3)	136,118			110,375
Other liabilities	11,262			12,133
Shareholders' equity	69,353			67,311
Total liabilities and shareholders' equity	$518,163			$497,710
Average interest-rate spread			2.81			3.08

Net interest income/ net interest margin - taxable equivalent		$9,847	2.90%		$10,557	3.26%
Taxable-equivalent adjustment		$84			$97
Applicable ratios are annualized.
(1) Excludes basis adjustments for fair value hedges.
(2) Amounts are on a taxable-equivalent basis utilizing the federal income tax rate of 21% for the periods presented. Interest income includes certain fees, deferred costs, and dividends.
(3) Total deposit costs were 0.04% and 0.27% for the nine months ended September 30, 2021 and 2020, respectively.

Truist Financial Corporation 11

Credit Quality
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2021	2021	2021	2020	2020
Nonperforming Assets
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$411	$397	$451	$532	$507
CRE	20	25	58	75	52
Commercial construction	7	12	13	14	7
Lease financing	12	5	23	28	32
Consumer:
Residential mortgage	306	302	290	316	205
Residential home equity and direct	146	165	172	205	180
Indirect auto	172	148	158	155	137
Indirect other	6	6	6	5	4
Total nonaccrual loans and leases held for investment	1,080	1,060	1,171	1,330	1,124
Loans held for sale	76	78	72	5	130
Total nonaccrual loans and leases	1,156	1,138	1,243	1,335	1,254
Foreclosed real estate	9	13	18	20	30
Other foreclosed property	39	41	38	32	30
Total nonperforming assets	$1,204	$1,192	$1,299	$1,387	$1,314
Troubled Debt Restructurings (TDRs)
Performing TDRs:
Commercial:
Commercial and industrial	$144	$144	$142	$78	$84
CRE	8	24	47	47	36
Commercial construction	—	—	—	—	1
Lease financing	56	58	59	60	1
Consumer:
Residential mortgage	712	727	733	648	640
Residential home equity and direct	105	107	109	88	71
Indirect auto	390	389	399	392	336
Indirect other	7	7	7	6	5
Student	23	13	8	5	5
Credit card	30	32	35	37	38
Total performing TDRs	1,475	1,501	1,539	1,361	1,217
Nonperforming TDRs	159	190	207	164	140
Total TDRs	$1,634	$1,691	$1,746	$1,525	$1,357
Loans 90 Days or More Past Due and Still Accruing
Commercial:
Commercial and industrial	$2	$14	$14	$13	$6
CRE	—	—	—	—	8
Lease financing	16	—	—	—	—
Consumer:
Residential mortgage	852	976	975	841	573
Residential home equity and direct	7	7	11	10	5
Indirect auto	2	2	2	2	8
Indirect other	2	1	1	2	3
Student	968	1,046	1,037	1,111	570
Credit card	23	22	32	29	24
Total loans 90 days past due and still accruing	$1,872	$2,068	$2,072	$2,008	$1,197
Loans 30-89 Days Past Due
Commercial:
Commercial and industrial	$131	$128	$117	$83	$155
CRE	4	7	9	14	7
Commercial construction	2	1	4	5	—
Lease financing	4	18	35	6	9
Consumer:
Residential mortgage	495	543	577	782	796
Residential home equity and direct	81	73	82	98	103
Indirect auto	560	428	328	495	321
Indirect other	53	47	45	68	52
Student	456	548	556	618	666
Credit card	37	31	35	51	39
Total loans 30-89 days past due	$1,823	$1,824	$1,788	$2,220	$2,148

12 Truist Financial Corporation

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2021	2021	2021	2020	2020
Allowance for Credit Losses
Beginning balance	$5,436	$6,011	$6,199	$6,229	$6,133
Provision for credit losses	(324)	(434)	48	177	421
Charge-offs:
Commercial:
Commercial and industrial	(57)	(51)	(73)	(84)	(112)
CRE	(1)	—	(4)	(19)	(44)
Commercial construction	—	—	(2)	(8)	(19)
Lease financing	—	(2)	(6)	(4)	(44)
Consumer:
Residential mortgage	(7)	(4)	(11)	(6)	(4)
Residential home equity and direct	(51)	(57)	(55)	(46)	(52)
Indirect auto	(73)	(69)	(105)	(84)	(72)
Indirect other	(13)	(11)	(17)	(14)	(8)
Student	(6)	(3)	(3)	(3)	(6)
Credit card	(31)	(42)	(40)	(35)	(44)
Total charge-offs	(239)	(239)	(316)	(303)	(405)
Recoveries:
Commercial:
Commercial and industrial	21	20	19	34	20
CRE	1	4	1	1	—
Commercial construction	1	1	1	1	2
Lease financing	21	3	—	—	4
Consumer:
Residential mortgage	3	5	2	3	3
Residential home equity and direct	20	20	18	20	16
Indirect auto	22	27	22	24	22
Indirect other	5	7	6	5	4
Student	1	—	—	—	—
Credit card	9	10	9	10	8
Total recoveries	104	97	78	98	79
Net charge-offs	(135)	(142)	(238)	(205)	(326)
Other	1	1	2	(2)	1
Ending balance	$4,978	$5,436	$6,011	$6,199	$6,229
Allowance for Credit Losses:
Allowance for loan and lease losses (excluding PCD loans)	$4,577	$4,979	$5,506	$5,668	$5,675
Allowance for PCD loans	125	142	156	167	188
Reserve for unfunded lending commitments (RUFC)	276	315	349	364	366
Total	$4,978	$5,436	$6,011	$6,199	$6,229

Truist Financial Corporation 13

	As of/For the Year-to-Date
	Period Ended Sept. 30
(Dollars in millions)	2021	2020
Allowance for Credit Losses
Beginning balance	$6,199	$1,889
CECL adoption - impact to retained earnings before tax	—	2,762
CECL adoption - reserves on PCD assets	—	378
Provision for credit losses	(710)	2,158
Charge-offs:
Commercial:
Commercial and industrial	(181)	(274)
CRE	(5)	(59)
Commercial construction	(2)	(22)
Lease financing	(8)	(50)
Consumer:
Residential mortgage	(22)	(50)
Residential home equity and direct	(163)	(185)
Indirect auto	(247)	(294)
Indirect other	(41)	(46)
Student	(12)	(20)
Credit card	(113)	(147)
Total charge-offs	(794)	(1,147)
Recoveries:
Commercial:
Commercial and industrial	60	58
CRE	6	4
Commercial construction	3	10
Lease financing	24	4
Consumer:
Residential mortgage	10	7
Residential home equity and direct	58	46
Indirect auto	71	63
Indirect other	18	18
Student	1	1
Credit card	28	22
Total recoveries	279	233
Net charge-offs	(515)	(914)
Other	4	(44)
Ending balance	$4,978	$6,229

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2021	2021	2021	2020	2020
Asset Quality Ratios
Loans 30-89 days past due and still accruing as a percentage of loans and leases	0.64%	0.64%	0.61%	0.74%	0.70%
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.66	0.72	0.71	0.67	0.39
Nonperforming loans and leases as a percentage of loans and leases held for investment	0.38	0.37	0.40	0.44	0.37
Nonperforming loans and leases as a percentage of loans and leases (1)	0.40	0.39	0.42	0.44	0.40
Nonperforming assets as a percentage of:
Total assets (1)	0.23	0.23	0.25	0.27	0.26
Loans and leases plus foreclosed property	0.40	0.39	0.42	0.46	0.39
Net charge-offs as a percentage of average loans and leases (2)	0.19	0.20	0.33	0.27	0.42
Allowance for loan and lease losses as a percentage of loans and leases	1.65	1.79	1.94	1.95	1.91
Ratio of allowance for loan and lease losses to:
Net charge-offs	8.79X	8.98X	5.87X	7.15X	4.52X
Nonperforming loans and leases	4.35X	4.83X	4.84X	4.39X	5.22X
Asset Quality Ratios (Excluding PPP and other Government Guaranteed)
Loans 90 days or more past due and still accruing as a percentage of loans and leases	0.03%	0.04%	0.04%	0.04%	0.03%
Applicable ratios are annualized.
(1)Includes loans held for sale.
(2)The third quarter of 2020 includes $97 million of charge-offs on PCD assets directly related to the implementation of CECL.
				As of/For the Year-to-Date
				Period Ended Sept. 30
				2021	2020
Asset Quality Ratios
Net charge-offs as a percentage of average loans and leases				0.24%	0.39%
Ratio of allowance for loan and lease losses to net charge-offs				6.83X	4.80X
Applicable ratios are annualized.

14 Truist Financial Corporation

	September 30, 2021
			Past Due 30-89		Past Due 90+
(Dollars in millions)	Current Status		Days		Days		Total
Troubled Debt Restructurings
Performing TDRs: (1)
Commercial:
Commercial and industrial	$144	100.0%	$—	—%	$—	—%	$144
CRE	8	100.0	—	—	—	—	8
Lease financing	56	100.0	—	—	—	—	56
Consumer:
Residential mortgage	482	67.7	81	11.4	149	20.9	712
Residential home equity and direct	101	96.2	4	3.8	—	—	105
Indirect auto	320	82.1	70	17.9	—	—	390
Indirect other	6	85.7	1	14.3	—	—	7
Student	22	95.7	1	4.3	—	—	23
Credit card	26	86.7	3	10.0	1	3.3	30
Total performing TDRs (1)	1,165	78.9	160	10.9	150	10.2	1,475
Nonperforming TDRs (2)	49	30.8	17	10.7	93	58.5	159
Total TDRs (1)(2)	$1,214	74.3%	$177	10.8%	$243	14.9%	$1,634
(1)Past due performing TDRs are included in past due disclosures.
(2)Nonperforming TDRs are included in nonaccrual loan disclosures.

			Quarter Ended
			Sept. 30	June 30	March 31	Dec. 31	Sept. 30
			2021	2021	2021	2020	2020
Net Charge-offs as a Percentage of Average Loans and Leases:
Commercial:
Commercial and industrial			0.04%	0.09%	0.16%	0.15%	0.25%
CRE			—	(0.05)	0.04	0.27	0.63
Commercial construction			(0.06)	(0.06)	0.08	0.39	1.02
Lease financing			0.04	(0.04)	0.44	0.20	2.92
Consumer:
Residential mortgage			0.04	(0.01)	0.08	0.03	0.01
Residential home equity and direct			0.49	0.59	0.58	0.39	0.53
Indirect auto			0.75	0.63	1.28	0.92	0.76
Indirect other			0.26	0.17	0.39	0.31	0.21
Student			0.31	0.16	0.16	0.17	0.28
Credit card			1.90	2.75	2.74	2.11	3.00
Total loans and leases			0.19	0.20	0.33	0.27	0.42
Applicable ratios are annualized.

Credit Quality - Allowance with Fair Value Marks

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2021	2021	2021	2020	2020
ALLL	$4,702	$5,121	$5,662	$5,835	$5,863
Unamortized fair value mark (1)	1,540	1,777	2,067	2,395	2,676
Allowance plus unamortized fair value mark	$6,242	$6,898	$7,729	$8,230	$8,539

Loans and leases held for investment	$285,522	$286,485	$291,511	$299,734	$306,627
Unamortized fair value mark (1)	1,540	1,777	2,067	2,395	2,676
Gross loans and leases	$287,062	$288,262	$293,578	$302,129	$309,303

Allowance for loan and lease losses as a percentage of loans and leases - GAAP	1.65%	1.79%	1.94%	1.95%	1.91%
Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases - Adjusted (1) (2)	2.17	2.39	2.63	2.72	2.76
(1)Unamortized fair value mark includes credit, interest rate and liquidity components.
(2)Allowance for loan and lease losses and unamortized fair value mark as a percentage of gross loans and leases is a non-GAAP measurement of credit reserves that is calculated by adjusting the ALLL and loans and leases held for investment by the unamortized fair value mark. Truist's management uses these measures to assess loss absorption capacity.
Truist Financial Corporation 15

Rollforward of Intangible Assets and Selected Fair Value Marks (1)
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions)	2021	2021	2021	2020	2020
Loans and Leases (2)
Beginning balance unamortized fair value mark	$(1,777)	$(2,067)	$(2,395)	$(2,676)	$(3,077)
Accretion	233	285	316	356	367
Purchase accounting adjustments and other activity	4	5	12	(75)	34
Ending balance	$(1,540)	$(1,777)	$(2,067)	$(2,395)	$(2,676)
Core deposit and other intangible assets
Beginning balance	$2,665	$2,825	$2,984	$2,840	$3,016
Additions - acquisitions	418	—	14	320	—
Amortization of intangibles	(145)	(142)	(144)	(172)	(170)
Amortization in net occupancy expense	(4)	(3)	(3)	(4)	(6)
Purchase accounting adjustments and other activity	(4)	(15)	(26)	—	—
Ending balance	$2,930	$2,665	$2,825	$2,984	$2,840
Deposits (3)
Beginning balance unamortized fair value mark	$(12)	$(15)	$(19)	$(26)	$(37)
Amortization	3	3	4	7	11
Ending balance	$(9)	$(12)	$(15)	$(19)	$(26)
Long-Term Debt (3)
Beginning balance unamortized fair value mark	$(176)	$(196)	$(216)	$(238)	$(262)
Amortization	19	20	20	22	24
Ending balance	$(157)	$(176)	$(196)	$(216)	$(238)
(1)Includes the merger with SunTrust. This summary includes only selected information and does not represent all purchase accounting adjustments.
(2)Purchase accounting marks on loans and leases includes credit, interest and liquidity components, and are generally recognized using the level-yield or straight-line method over the remaining life of the individual loans or recognized in full in the event of prepayment.
(3)Purchase accounting marks on liabilities represents interest rate marks on time deposits and long-term debt and are recognized using the level-yield method over the term of the liability.

Capital Information - Five Quarter Trend
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2021	2020	2020
Selected Capital Information	(preliminary)
Risk-based capital:
Common equity tier 1	$38,859	$38,690	$38,267	$37,869	$37,879
Tier 1	45,530	45,360	45,388	45,915	45,925
Total	53,230	53,640	54,245	55,011	55,030
Risk-weighted assets	383,073	379,044	378,458	379,153	377,420
Average quarterly assets for leverage ratio	503,224	496,391	484,961	478,608	476,868
Average quarterly assets for supplementary leverage ratio	585,484	576,734	546,470	530,716	513,230
Risk-based capital ratios:
Common equity tier 1	10.1%	10.2%	10.1%	10.0%	10.0%
Tier 1	11.9	12.0	12.0	12.1	12.2
Total	13.9	14.2	14.3	14.5	14.6
Leverage capital ratio	9.0	9.1	9.4	9.6	9.6
Supplementary leverage	7.8	7.9	8.3	8.7	8.9
Equity as a percentage of total assets	13.0	13.1	13.1	13.9	14.0
Common equity per common share	$46.62	$46.20	$45.17	$46.52	$45.86

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data, shares in thousands)	2021	2021	2021	2020	2020
Calculations of Tangible Common Equity and Related Measures: (1)
Total shareholders' equity	$68,900	$68,336	$67,876	$70,912	$69,973
Less:
Preferred stock	6,673	6,673	7,124	8,048	8,048
Noncontrolling interests	—	—	—	105	106
Intangible assets, net of deferred taxes	27,066	26,296	26,413	26,629	25,923
Tangible common equity	$35,161	$35,367	$34,339	$36,130	$35,896

Outstanding shares at end of period (in thousands)	1,334,892	1,334,770	1,344,845	1,348,961	1,348,118
Tangible Common Equity Per Common Share	$26.34	$26.50	$25.53	$26.78	$26.63
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.
16 Truist Financial Corporation

Selected Mortgage Banking Information & Additional Information
	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
(Dollars in millions, except per share data)	2021	2021	2021	2020	2020
Residential Mortgage Income
Residential mortgage production revenue	$139	$122	$140	$229	$339
Residential mortgage servicing revenue	157	139	141	150	152
Realization of expected residential MSR cash flows	(146)	(175)	(208)	(209)	(212)
Residential mortgage income before MSR valuation	150	86	73	170	279
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	77	(188)	360	62	(54)
MSRs hedge gains (losses)	(48)	219	(333)	(39)	(4)
Net MSRs valuation	29	31	27	23	(58)
Total residential mortgage income	$179	$117	$100	$193	$221
Commercial Real Estate Related Income
Commercial mortgage production revenue	$72	$131	$40	$117	$49
Commercial mortgage servicing revenue	17	17	17	16	16
Realization of expected commercial MSR cash flows	(11)	(11)	(15)	(11)	(10)
Commercial real estate related income before MSR valuation	78	137	42	122	55
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	1	(4)	13	3	1
MSRs hedge gains (losses)	(1)	5	(12)	(2)	(1)
Net MSRs valuation	—	1	1	1	—
Commercial real estate related income	$78	$138	$43	$123	$55
Other Mortgage Banking Information
Residential mortgage loan originations	$15,852	$14,301	$13,075	$13,235	$15,346
Residential mortgage servicing portfolio (1):
Loans serviced for others	198,119	178,004	179,836	188,341	198,881
Bank-owned loans serviced	50,427	46,031	48,800	50,693	54,587
Total servicing portfolio	248,546	224,035	228,636	239,034	253,468
Weighted-average coupon rate on mortgage loans serviced for others	3.49%	3.66%	3.76%	3.84%	3.92%
Weighted-average servicing fee on mortgage loans serviced for others	0.31	0.31	0.31	0.32	0.32

Additional Information
NQDC plan income (expense):
Interest income	$2	$2	$9	$1	$2
Other income	30	43	23	32	49
Personnel expense	(32)	(45)	(32)	(33)	(51)
Total NQDC plan income (expense)	$—	$—	$—	$—	$—

Fair value of derivatives, net	$2,375	$2,614	$2,222	$3,282	$3,646
CVA/DVA income (expense) included in investment banking and trading income	16	(12)	48	21	(2)

Common stock prices:
High	60.74	62.89	61.26	49.72	42.04
Low	51.87	52.61	46.71	37.86	33.47
End of period	58.65	55.50	58.32	47.93	38.05
Banking offices	2,518	2,557	2,556	2,781	2,884
ATMs	3,684	3,779	3,807	4,082	4,237
FTEs (2)	52,675	52,248	53,207	53,693	55,000
(1)Amounts reported are unpaid principal balance.
(2)FTEs represents an average for the quarter.
Truist Financial Corporation 17

Selected Items (1)
	Favorable (Unfavorable)
(Dollars in millions)		After-Tax at
Description	Pre-Tax	Marginal Rate
Selected Items
Third Quarter 2021
Incremental operating expenses related to the merger ($132 million professional fees and outside processing, $41 million personnel expense, and $18 million other)	$(191)	$(147)
Professional fee accrual	(30)	(23)

Second Quarter 2021
Charitable contribution	$(200)	$(153)
Incremental operating expenses related to the merger ($137 million professional fees and outside processing, $42 million personnel expense, and $11 million other)	(190)	(146)

First Quarter 2021
Incremental operating expenses related to the merger ($120 million professional fees and outside processing, $42 million personnel expense, and $13 million other)	$(175)	$(134)
Acceleration for cash flow hedge unwind	(36)	(28)

Fourth Quarter 2020
Incremental operating expenses related to the merger ($124 million in professional fees and outside processing, $47 million in personnel expense, and $8 million in other expense)	$(179)	$(138)

Third Quarter 2020
Incremental operating expenses related to the merger ($99 million in professional fees and outside processing, $48 million in personnel expense, and $5 million in other expense)	$(152)	$(115)
Charitable contribution	(50)	(38)

Second Quarter 2020
Incremental operating expenses related to the merger ($64 million in professional fees and outside processing, $49 million in personnel expense, and $16 million in other expense)	$(129)	$(99)

First Quarter 2020
Incremental operating expenses related to the merger ($44 million in personnel expense, $20 million in professional fees and outside processing, and $10 million in other expense)	$(74)	$(57)
(1)Includes costs not classified as merger-related and restructuring charges that are excluded from adjusted disclosures.

Non-GAAP Reconciliations
	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2021	2021	2021	2020	2020	2021	2020
Efficiency Ratio (1)
Efficiency Ratio Numerator - Noninterest Expense - GAAP	$3,795	$4,011	$3,610	$3,833	$3,755	$11,416	$11,064
Merger-related and restructuring charges, net	(172)	(297)	(141)	(308)	(236)	(610)	(552)
Gain (loss) on early extinguishment of debt	—	—	3	—	—	3	(235)
Incremental operating expense related to the merger	(191)	(190)	(175)	(179)	(152)	(556)	(355)
Amortization of intangibles	(145)	(142)	(144)	(172)	(170)	(431)	(513)
Charitable contribution	—	(200)	—	—	(50)	(200)	(50)
Professional fee accrual	(30)	—	—	—	—	(30)	—
Acceleration for cash flow hedge unwind	—	—	(36)	—	—	(36)	—
Efficiency Ratio Numerator - Adjusted	$3,257	$3,182	$3,117	$3,174	$3,147	$9,556	$9,359

Efficiency Ratio Denominator - Revenue (2) - GAAP	$5,598	$5,650	$5,482	$5,651	$5,572	$16,730	$17,054
Taxable equivalent adjustment	28	28	28	28	29	84	97
Securities (gains) losses	—	—	—	—	(104)	—	(402)
Gains on divestiture of certain businesses	—	—	(37)	—	—	(37)	—
Efficiency Ratio Denominator - Adjusted	$5,626	$5,678	$5,473	$5,679	$5,497	$16,777	$16,749

Efficiency Ratio - GAAP	67.8%	71.0%	65.8%	67.8%	67.4%	68.2%	64.9%
Efficiency Ratio - Adjusted	57.9	56.1	56.9	55.9	57.3	57.0	55.9
(1)The adjusted efficiency ratio is non-GAAP in that it excludes securities gains (losses), amortization of intangible assets, merger-related and restructuring charges, and other selected items. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges. These measures are not necessarily comparable to similar measures that may be presented by other companies.
(2)Revenue is defined as net interest income plus noninterest income.
18 Truist Financial Corporation

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions)	2021	2021	2021	2020	2020	2021	2020
Return on Average Tangible Common Shareholders' Equity (1)
Net income available to common shareholders	$1,616	$1,559	$1,334	$1,228	$1,068	$4,509	$2,956
Plus: Amortization of intangibles, net of tax	113	107	111	131	130	331	393
Tangible net income available to common shareholders	$1,729	$1,666	$1,445	$1,359	$1,198	$4,840	$3,349

Average common shareholders' equity	$62,680	$61,709	$62,252	$61,991	$61,804	$62,215	$61,173
Less: Average intangible assets, net of deferred taxes	27,149	26,366	26,535	25,930	25,971	26,686	26,186
Average tangible common shareholders' equity	$35,531	$35,343	$35,717	$36,061	$35,833	$35,529	$34,987

Return on average common shareholders' equity	10.2%	10.1%	8.7%	7.9%	6.9%	9.7%	6.5%
Return on average tangible common shareholders' equity	19.3	18.9	16.4	15.0	13.3	18.2	12.8
(1)Tangible common equity and related measures are non-GAAP measures that exclude the impact of intangible assets, net of deferred taxes, and their related amortization. These measures are useful for evaluating the performance of a business consistently, whether acquired or developed internally. Truist’s management uses these measures to assess the quality of capital and returns relative to balance sheet risk. These measures are not necessarily comparable to similar measures that may be presented by other companies.

	Quarter Ended					Year-to-Date
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30	Sept. 30	Sept. 30
(Dollars in millions, except per share data)	2021	2021	2021	2020	2020	2021	2020
Diluted EPS (1)
Net income available to common shareholders - GAAP	$1,616	$1,559	$1,334	$1,228	$1,068	$4,509	$2,956
Merger-related and restructuring charges	132	228	108	237	181	468	423
Securities (gains) losses	—	—	—	—	(80)	—	(308)
Loss (gain) on early extinguishment of debt	—	(1)	(2)	—	—	(3)	180
Incremental operating expenses related to the merger	147	146	134	138	115	427	271
Charitable contribution	—	153	—	—	38	153	38
Professional fee accrual	23	—	—	—	—	23	—
Acceleration for cash flow hedge unwind	—	—	28	—	—	28	—
Net income available to common shareholders - adjusted	$1,918	$2,085	$1,602	$1,603	$1,322	$5,605	$3,560

Weighted average shares outstanding - diluted	1,346,854	1,349,492	1,358,932	1,361,763	1,358,122	1,351,712	1,357,174

Diluted EPS - GAAP	$1.20	$1.16	$0.98	$0.90	$0.79	$3.34	$2.18
Diluted EPS - adjusted	1.42	1.55	1.18	1.18	0.97	4.15	2.62
(1)The adjusted diluted earnings per share is non-GAAP in that it excludes merger-related and restructuring charges and other selected items, net of tax. Truist's management uses this measure in their analysis of the Corporation's performance. Truist's management believes this measure provides a greater understanding of ongoing operations and enhances comparability of results with prior periods, as well as demonstrates the effects of significant gains and charges.
Truist Financial Corporation 19